Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2012
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

5. Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consisted of the following:

	December 31,
	2012	2011
	(In thousands)
Cash and cash equivalents:
Cash	$144,200	$178,922
Cash equivalents:
Bank time deposits	45,621	126,127
Money market funds	10,005	208,931
	55,626	335,058
	199,826	513,980
Short-term investments:
Bank time deposits	513,772	159,495
Total cash, cash equivalents and short-term investments	$713,598	$673,475

The carrying amounts of cash, cash equivalents and short-term investments approximate fair values. Interest income for the years ended December 31, 2012, 2011 and 2010 was $17.0 million, $13.7 million and $7.4 million, respectively. The maturity of these time deposits was within one year.